SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                       -------------------

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


 Date of report (Date of earliest event reported): September 27,
1996
                         Saratoga Bancorp
      (Exact name of registrant as specified in its charter)

                            California
          (State or other jurisdiction of incorporation)

                2-77519-LA              94-2817587
         (Commission File Number) (IRS Employer Identification No.)


           12000 Saratoga-Sunnyvale Road, Saratoga, CA  95070
          (Address of principal executive office and ZIP code)

Registrant's telephone number, including area code: (408) 973-1111

                               None
  (Former name or former address, if changed since last report)

















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                        Exhibit at Page 4

Item 5.  Other Events

     On September 26, 1996, the Board of Directors of Saratoga
Bancorp declared a ten cent ($0.10) cash dividend on the outstanding shares of Common Stock of Saratoga Bancorp, to be payable on November 6, 1996 to shareholders of record at the close of business on October 23, 1996.

Item 7.  Financial Statements and Exhibits

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits

          (21) Press Release issued on 9/27/96 describing cash dividend.



































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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                     SARATOGA BANCORP
                                      (Registrant)



                               By: ____________________________
                                          Richard L. Mount
                                          President
                                          (Principal Executive
                                           Officer)



Date:      October 2, 1996






























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